                                                                  Exhibit 10.30

                                                                  EXECUTION COPY

                             MASTER EQUIPMENT LEASE


         THIS MASTER EQUIPMENT LEASE (the "Lease") is made effective as of May 26, 1994, by and between MAY PROPERTIES, INC., a Texas Corporation, ("Lessor") and WASTE-QUIP MANUFACTURING COMPANY ("Lessee").

         The parties agree that Lessee shall lease from Lessor certain personal property, together with all components, parts, additions, accessions, and attachments incorporated therein as more further described in Equipment Schedule 1 (collectively referred to herein as the "Original Equipment") to be executed pursuant hereto, subject to the terms and conditions set forth therein and those set forth herein. Lessor and Lessee hereby acknowledge and agree that Lessor has not manufactured the Original Equipment but Lessor has acquired the same and may acquire subsequent equipment ("After Acquired Equipment") at the request of Lessee and in connection with this Lease. The Original Equipment and the After Acquired Equipment shall collectively shall be referred to herein as the "Equipment".

         In the event Lessee requests Lessor to acquire After Acquired Equipment for Lessee's use under an Equipment Schedule in accord with the terms of this Lease and Lessor is willing to do so, Lessor may require Lessee to execute and deliver one or more documents as a condition thereto, including, without limitation, any of the following documents in form and substance satisfactory to
Lessor: (i) an Equipment Schedule relating to the After Acquired Equipment to be leased thereunder; (ii) a purchase order or invoice and any necessary assignments thereof; (iii) a Delivery and Acceptance Certificate; (iv) evidence of insurance; (v) UCC financing statement; and (vi) such other documents as Lessor shall reasonably request.

         This Lease is made upon the following terms and conditions:

         1. TERM. The term of this Lease with respect to any item of the Equipment shall consist of the term set forth in the Equipment Schedule relating thereto; provided, however, that this Lease shall be effective from the date provided above.

         2.1 RENT. Lessee shall pay Lessor rent for the Equipment, without any deduction or setoff and without prior notice or demand, the aggregate amounts specified in the Equipment Schedule relating thereto. This Lease is a net lease, and Lessee shall not be entitled to any abatement or reduction of payments due hereunder for any reason. Lessee hereby waives any and all existing or future claims to any offset against the rent payments due hereunder, and agrees to make the rent payments regardless of any offset or claim which may be asserted by Lessee.

         2.2 RENT PAYMENTS AND LATE CHARGES. Rent is payable as and when specified in the Equipment Schedule by mailing the same to Lessor at its specified address and shall be effective upon receipt. Payments may be applied by Lessor at any time against any obligation due and owing by Lessee under this Lease (in Lessor's sole discretion) notwithstanding any statement appearing on or referred to in any remittance from Lessee.

         Time is of the essence. If any payment due hereunder is not paid in full on the due date or within ten (10) days thereafter, Lessor may collect, and Lessee agrees to pay, a late charge equal to the greater of $25.00 or 5% of the payment due, but in no event greater than the highest charge permitted by law.

         2.3 RENT ADJUSTMENTS. As used in this Lease, Rent shall mean Base Rent, as defined in Equipment Schedule 1 plus all other amounts provided for in this Lease to be paid by Lessee, all of which shall constitute rental in consideration for this Lease and the leasing of the Equipment (collectively the "Rent"). The Rent shall be paid at the times and in the amounts provided for herein in legal tender of this United States of American to Lessor at the address specified above or to such other person or at such other address as Lessor may from time to time designate in writing. The Rent shall be paid without notice, demand, abatement, deduction or offset except as may be expressly set forth in this Lease.

         2.4      COSTS OF ACQUISITION OF EQUIPMENT.  Intentionally
Deleted.

         2.5 OFFSET OF RENT. Notwithstanding anything to the contrary contained in this Lease, Lessor and Lessee hereby agree that any and all rights or remedies afforded Lessee in connection with the Asset Purchase Agreement (the "Asset Purchase Agreement") dated May
20, 1994 by and between May Fabricating Co., Inc., May Fab - Mississippi, Inc. and May Fab - Oklahoma, Inc., collectively seller, and Waste-Quip Manufacturing Company, a wholly owned subsidiary of Waste-Quip, Inc. ("Waste-Quip") as buyer, and Waste-Quip, which relate to abatement or reduction of payments, existing or future claims to offset shall supersede any provision to the contrary contained in this Lease. In the event any such provision in the Asset Purchase Agreement is in conflict with the provisions of this Lease the provision of the Asset Purchase Agreement shall govern.

         3. COVENANTS OF LESSEE. Lessee covenants and agrees as follows:

                  (a) Lessee promptly will execute and deliver to Lessor such further documents, instruments and assurances and take such further action as Lessor from time to time may reasonably request to carry out the intent and purpose of the Lease and to establish and protect the rights and remedies intended to be created in favor of Lessor hereunder.

                  (b) Lessee shall provide written notice to Lessor of the commencement of the proceedings under the Federal Bankruptcy Laws or other insolvency laws (as now or hereafter in effect) involving Lessee or any guarantor hereof as a debtor.


         4. REPRESENTATIONS AND WARRANTIES OF LESSEE. Lessee represents and warrants to Lessor that on the date of this Lease and on the date of execution of each Equipment Schedule:

                  (a) Lessee has the power and capacity to enter into this Lease and perform all the obligations thereunder and under the Equipment Schedule(s) and related documents and is duly qualified to do business in the state where the Equipment is located and wherever necessary to carry on its present business and operations.

                  (b) This Lease, the Equipment Schedule(s), and all other documents executed by Lessee in connection herewith have been duly authorized, executed, and delivered by Lessee and Lessee has the authority to execute the same.

                  (c) The Equipment accepted under any Delivery and Acceptance Certificate is and will remain tangible personal property.

                  (d) The Equipment will at all times be used for commercial or business purposes.

         5. DELIVERY, INSPECTION, AND ACCEPTANCE BY LESSEE. Upon tender of delivery, Lessee shall cause an inspection of the Original Equipment to be made. Lessee agrees the Original Equipment is in good order and in compliance with the provisions of this Lease and the Asset Purchase Agreement, and upon execution of this Lease Lessee shall accept delivery of the same and on such date Lessee shall execute and deliver to Lessor a Delivery and Acceptance Certificate in a form as set forth on Schedule 1 hereof containing a complete description of each item of Original Equipment delivered and accepted; whereupon, as between Lessor and Lessee, the Original Equipment shall be deemed to have been finally accepted by Lessee pursuant to this Lease. Upon tender of delivery of any After Acquired Equipment Lessee shall cause an inspection of the After Acquired Equipment to be made and if the same is found to be in good order and compliance with the provisions of any applicable purchase order, Lessee shall accept delivery of the same and shall execute and deliver to Lessor a Delivery and Acceptance Certificate in form as set forth on Schedule 1 containing a complete description of each item of After Acquired Equipment as delivered and accepted; where upon as between Lessor and Lessee the same shall be deemed to have been finally accepted by Lessee pursuant to this Lease.

         Except as set forth in the Asset Purchase Agreement, Lessor shall not be liable for loss or damage occasioned by any cause, circumstance, or event of whatsoever nature, including, but not limited to, failure of or delay in delivery of After Acquired Equipment, delivery of the After Acquired Equipment to the wrong place, delivery of improper equipment or property other than the After Acquired Equipment, damage to the After Acquired Equipment, governmental regulations, strike, embargo, or other cause, circumstance, or event. All expenses incurred in connection with Lessor's purchase of After Acquired Equipment (including shipment, delivery, installation, and servicing of the Equipment by the manufacturer or supplier or by any other party) shall be the responsibility of the Lessee.

         If, for reasonable cause, Lessee shall refuse to accept delivery of any item of After Acquired Equipment, (i) Lessee will thereupon be assigned all rights and assume all obligations as purchaser of the After Acquired Equipment and will indemnify and hold Lessor harmless from and against any and all claims of the manufacturer, supplier, or any other person in connection with the purchase thereof; and (ii) Lessee shall have all rights as the purchaser of the After Acquired Equipment and be entitled to pursue any and all remedies which may be available against the manufacturer, supplier, or other person for any failure or breach in connection with the manufacture, shipment, or delivery of the After Acquired Equipment.

         6. IDENTIFICATION OF EQUIPMENT. If instructed by Lessor, Lessee will cause each principal item of the Equipment to be continually marked, in a plain and distinct manner, with the name of Lessor. If so instructed, Lessee will not place any item of the Equipment in operation or exercise any control of dominion over the same until such name shall have been so marked thereon. Lessee will not allow the name of any person or entity other than that of Lessor to be placed on any item of the Equipment in a manner which might be interpreted as a claim of ownership (provided that Lessee may place its name or logo on the Equipment).

         7.1 USE. Lessee shall use the Equipment solely in the conduct of its business and in a careful and proper manner. Lessee will not change the location of any Equipment as specified in the Equipment Schedule(s) without the prior written consent of Lessor, which consent shall not be unreasonably withheld or delayed. A condition of Lessor's consent to change the location of any Equipment shall be that Lessee shall return that Equipment to Lessor upon the termination of this Lease at a destination to be designated by Lessor. Lessor and Lessee agree that Lessee shall obtain and pay for all costs associated with the transportation of the Equipment including, but not limited to, a policy of transit insurance in the amount equal to the full replacement value of the Equipment naming Lessor as the loss payee on the policy; provided further Lessor and Lessee agree that Lessee's responsibility for such cost shall not exceed the cost of returning the Equipment to its location upon the date hereof.

         7.2 MAINTENANCE. At its own expense, Lessee will cause the Equipment to be kept and maintained as recommended by the manufacturer and in as good operating condition as when delivered to Lessee hereunder, ordinary wear and tear resulting from proper use alone excepted, and will provide all maintenance and service and make all repairs or maintenance reasonably necessary for such purpose.

         If any parts or accessories forming part of the Equipment become worn out, lost, destroyed, damaged beyond repair, or otherwise permanently rendered unfit for use, Lessee, at its own expense and within a reasonable time, will cause such parts or accessories to be replaced by replacement parts or accessories which are free and clear of all liens, encumbrances, or rights of others and have a value and utility at least equal to the parts or accessories replaced. All equipment, accessories, parts, and replacements for, or which are added to or become attached to, the Equipment which are essential to the operation of the Equipment or which cannot be detached from the Equipment without materially interfering with the operation of the Equipment or adversely affecting the value or utility which the Equipment would have had without the addition thereof, shall immediately become the property of Lessor, and shall be deemed incorporated in the Equipment and subject to the terms of this Lease as if originally leased hereunder. Lessee shall not make any material alterations to the Equipment without the prior written consent of Lessor, which consent shall not be unreasonably withheld or delayed. The Equipment Schedule(s) may also be subject to specific return provisions attached thereto. Notwithstanding anything to the contrary contained in this Lease, Lessor and Lessee hereby agree that in the event that any Equipment wears out completely and it is not, in the reasonable judgment of Lessee, economically feasible to maintain or repair said Equipment, after giving Lessor at least fifteen (15) days prior written notice of intent to do so, Lessee may discard said Equipment without replacement. Lessee agrees that discarding such Equipment shall have no effect on the Base Rent or any other obligations of Lessee set forth in this Lease.

         Upon reasonable advance notice, Lessor shall have the right to inspect the Equipment and all maintenance records with respect thereto, if any, at any reasonable time during Lessee's normal business hours.

         8. DISCLAIMER OF WARRANTIES. LESSOR, NOT BEING A SELLER, A MANUFACTURER, OR A SELLER'S OR MANUFACTURER'S AGENT, EXPRESSLY DISCLAIMS AND MAKES TO LESSEE NO WARRANTY OR REPRESENTATION, (EXCEPT FOR THOSE MADE IN THE ASSET PURCHASE AGREEMENT WHICH REMAIN IN FULL FORCE AND EFFECT) EXPRESS OR IMPLIED, OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OR OTHERWISE INCLUDING, BUT NOT LIMITED TO: THE FITNESS FOR USE DESIGN, OR CONDITION OF THE EQUIPMENT; THE YEAR OF MANUFACTURE; THE QUALITY OR CAPACITY OF THE EQUIPMENT; THE WORKMANSHIP IN THE EQUIPMENT; THAT THE EQUIPMENT WILL SATISFY THE REQUIREMENTS OF ANY LAW, RULE, SPECIFICATION, OR

CONTRACT PERTAINING THERETO; AND ANY GUARANTY OR WARRANTY AGAINST PATENT INFRINGEMENT OR LATENT DEFECTS, it being agreed that all such risks, as between Lessor and Lessee, are to be borne by Lessee. Lessor is not responsible or liable for any direct, indirect, incidental, or consequential damage to or loss resulting from the installation, operation, or use of the Equipment or any product manufactured thereby. All assignable warranties made by the manufacturer or supplier to Lessor are hereby assigned to Lessee for and during the term of this Lease and Lessee agrees to resolve all such claims directly with the manufacturer or supplier. The proceeds of any successful prosecution of a warranty claim shall be applied to the repair or replacement of the affected item of the Equipment. Lessor shall cooperate fully with Lessee with respect to the resolution of such claims; provided, however, except as set forth in the Asset Purchase Agreement neither the existence of any such claim nor the manner of resolution thereof shall affect in any manner the unconditional obligation of Lessee to make Rent payments hereunder.

         9.       FEES AND TAXES.

                  (a) From and after the effective date of this Lease and to the extent permitted by law, Lessee shall file any necessary report or return for, shall pay promptly when due, shall otherwise be liable to reimburse Lessor for, and agrees to indemnify and hold Lessor harmless from: (i) all titling, recordation, documentary stamp, and other fees; (ii) taxes (other than taxes calculated solely on the basis of net income), including but not limited to sales, use and personal property taxes; and (iii) assessments and all other charges or withholding of any nature (together with any penalties, fines or interest thereon); arising at any time upon or relating to the Equipment or this Lease or with respect to the acquisition, ownership, use, operation, leasing, delivery, return, or other disposition of the Equipment, or upon the rentals payable hereunder, whether the same be assessed to Lessor or Lessee.

                  (b) If any report or return for, or property listing in connection with, or any, fee, tax, or assessment described in subpart (a) hereof is, by law, required to be filed by, assessed or billed to, or paid by Lessor, Lessee at its own expense will do any and all things required to be done by Lessor (to the extent permitted by law) in connection therewith and is hereby authorized by Lessor to act on behalf of Lessor in any and all respects, including (but not limited to), after obtaining the prior written consent of Lessor (which shall not be unreasonably withheld or delayed), the contest or protest, in good faith and by appropriate proceedings, of the validity of any such tax or assessment, or the amount thereof. Lessor agrees to cooperate fully with Lessee in any such contest, and Lessee agrees promptly to indemnify Lessor for all reasonable expenses incurred by Lessor in the course of such cooperation. A claim shall be paid, subject to refund proceedings, if failure to pay would adversely affect the title or rights of Lessor hereunder. Provided Lessee is not in a payment

Default (as hereinafter defined) Lessor and Lessee agree that if Lessor shall obtain a refund which has been paid by Lessee, or by Lessor and for which Lessor has been reimbursed by Lessee, Lessor shall promptly pay such refund to Lessee. Notwithstanding the preceding sentence, Lessor and Lessee agree that in the event Lessee is in a payment default upon Lessors receipt of any such refund Lessor shall be permitted to hold in escrow any amounts sufficient to cure said default and, upon resolution of said default, Lessor shall either apply those funds toward said default or return the same to Lessee whichever is applicable.

                  Lessee will cause all billings of such charges to Lessor to be made to Lessor in care of Lessee and will, in preparing any report or return required by law, show the ownership of the Equipment in Lessor, and shall serve a copy of any such report or return to Lessor.

                  If Lessee fails to pay any such charges when due, except any tax or assessment being contested in good faith and by appropriate proceedings as above provided for a reasonable period of time, Lessor at its option may pay such charges, in which event the amount so paid (including any penalty or interest incurred as a result of Lessee's failure), plus interest thereon at the rate of 14% per annum shall be paid by Lessee to Lessor with the next periodic payment of rent.

         10. INTENT; TITLE. It is the express intent of the parties that this Lease constitute a true lease and in no event shall this Lease be construed as a sale of the Equipment. Title to the Equipment shall at all times remain in Lessor, and Lessee shall acquire no ownership, title, property right, equity, or interest in the Equipment other than its leasehold interest solely as Lessee subject to all the terms and conditions hereof. The parties intend and agree that the Equipment shall remain personal property, notwithstanding the manner in which it may be affixed to any real property. Lessee agrees Lessee shall not place, or cause to be placed any liens on the Equipment and shall maintain the Equipment free from all claims, liens, and legal processes of creditors of Lessee except for those placed thereon by Lessor which Lessor agrees to remove, at its sole cost and expense in the event Lessee purchases the Equipment in connection with Section 15 hereof. Lessee will defend, at its own expense, Lessor's title to the Equipment from such claims, liens, or legal processes. Lessee shall also notify Lessor immediately upon receipt of notice of any lien, attachment, or judicial proceeding affecting the Equipment in whole or in part.

         11. INSURANCE. Lessee shall keep the Equipment insured against loss or damage due to fire and risks normally included in extended coverage, malicious mischief, and vandalism, for not less than the full replacement value. Lessee shall also carry public liability insurance, both personal injury and property damage, covering the Equipment, with a combined single limit amount per occurrence acceptable to Lessor. All said insurance shall be in form and amount and with companies reasonably satisfactory to Lessor. All insurance for loss or damage shall provide that losses shall be payable to Lessor and Lessee, as their interest may appear, and Lessee shall utilize its best efforts to have all checks relating to any such losses delivered promptly to Lessor. Lessor shall be named as an additional insured with respect to all such liability insurance. Lessee shall pay the premiums therefore and deliver to Lessor evidence satisfactory to Lessor of such insurance coverage. Upon the request of Lessor, Lessee shall cause to be provided to Lessor, not less than fifteen (15) days prior to the scheduled expiration or lapse of such insurance coverage, evidence satisfactory to Lessor of renewal or replacement coverage. Each insurer shall agree, by endorsement upon the policy or by independent instrument furnished to Lessor, that (a) it will give Lessor thirty (30) days' prior written notice of the effective date of any material alteration or cancellation of such policy; and (b) insurance as to the interest of any named additional insured or loss payee other than Lessee shall not be invalidated by any actions, inactions, breach of warranty or conditions, or negligence of Lessee with respect to such policy or policies. The proceeds of such insurance payable as result of loss of or damage to the Equipment shall be applied as required by the provisions of
Section 12 hereof.

         12. LOSS AND DAMAGE. Except as set forth in the Asset Purchase Agreement Lessee assumes the entire risk of direct and consequential loss of, or damage to, the Equipment from all causes. Except as provided in this Section for discharge upon payment of the full replacement value, no loss or damage to the Equipment or any part thereof shall release or impair any obligations of Lessee under this Lease, which shall continue in full force and effect and shall be absolute during the term hereof. Lessee agrees that Lessor shall not incur any liability to Lessee for any loss of business, loss of profits, expenses, or any other damages resulting to Lessee by reason of any failure of or delay in delivery or any delay caused by any non-performance, defective performance, or breakdown of the Equipment, nor shall Lessor at any time be responsible for personal injury or the loss or destruction of any other property resulting from the Equipment.

         In the event of loss or damage to any item of the Equipment which does not constitute a Total Loss (as hereinafter defined), and provided Lessee is not in default, Lessor shall make available to Lessee any insurance proceeds received by Lessor on account of such loss or damage to be applied by Lessee toward the repair or restoration of such Equipment and thereafter the cost of repairs therefore and Lessee shall, at its sole cost and expense, promptly repair and restore such item of the Equipment to the condition required by this Lease. Notwithstanding anything to the contrary contained herein, Lessor and Lessee agree that the insurance proceeds shall be distributed to Lessee only upon Lessor's reasonable approval of invoices for repairs to the Equipment.

         Upon the occurrence of: (a) the actual or constructive total loss of any item of the Equipment; (b) the loss, theft or destruction of any item of the Equipment or damage to any item of the Equipment to such extent as shall make repair thereof uneconomical or shall render any item of the Equipment permanently unfit for normal use for any reason whatsoever; or (c) the condemnation, confiscation, requisition, seizure, forfeiture, or other taking of title to or use of any item of the Equipment (as established to the reasonable satisfaction of Lessor, any such occurrence being herein referred to as a "Total Loss") during the term of this Lease, Lessee shall give prompt notice thereof to Lessor. Thereafter, on the next date for the payment of rent, Lessee shall pay to Lessor the full replacement value of the item or items of the Equipment with respect to which the Total Loss has occurred and any other sums hereunder with respect to the Equipment (less any insurance proceeds or condemnation award actually paid to Lessor) and Lessor shall be obligated to replace said Equipment, to the extent possible with the insurance proceeds actually received, as soon as reasonably possible and Lessor and Lessee agree that the Base Rent shall remain the same.

         Full replacement value shall be determined as of the next date on which a payment of rent is or would be due after a Total Loss or other termination of this Lease, after payment of any rent due on such date.

         13. REDELIVERY. UPON THE EXPIRATION OR EARLIER TERMINATION OF THIS LEASE (OR OF ANY RENEWAL HEREOF, IF APPLICABLE), UNLESS LESSEE HAS PAID THE FULL REPLACEMENT VALUE WITH RESPECT THERETO PURSUANT TO SECTION 12 HEREOF, LESSEE SHALL RETURN, AT ITS OWN EXPENSE, THE EQUIPMENT TO LESSOR AT ITS LOCATION AS OF THE DATE HEREOF WITHIN TEN (10) DAYS IN THE SAME CONDITION AS WHEN DELIVERED TO LESSEE HEREUNDER, ORDINARY WEAR AND TEAR RESULTING FROM PROPER USE THEREOF ALONE EXCEPTED, AND FREE AND CLEAR OF ALL LIENS, ENCUMBRANCES, OR RIGHTS OF OTHERS WHATSOEVER EXCEPT LIENS OR ENCUMBRANCES RESULTING FROM CLAIMS AGAINST LESSOR. IN ADDITION TO LESSOR'S OTHER RIGHTS AND REMEDIES HEREUNDER, IF THE EQUIPMENT IS NOT RETURNED IN A TIMELY FASHION, OR IF REPAIRS ARE NECESSARY TO PLACE THE EQUIPMENT IN THE CONDITION REQUIRED IN THIS SECTION, LESSEE SHALL CONTINUE TO PAY TO LESSOR RENT AT THE SAME MONTHLY RATE FOR THE PERIOD OF DELAY IN REDELIVERY, OR THE COST OF SUCH REPAIRS, AS APPLICABLE. LESSOR'S ACCEPTANCE OF SUCH RENT ON ACCOUNT OF SUCH DELAY OR REPAIR DOES NOT CONSTITUTE A RENEWAL OF THE TERM OF THIS LEASE, OR A WAIVER OF LESSOR'S RIGHT TO PROMPT RETURN OF THE EQUIPMENT IN PROPER CONDITION.

         14. OPTION TO RENEW. Provided that Lessee is not then in Default, Lessee shall have the option to renew this Lease, including any Equipment Schedule hereto, at the expiration of the term of this Lease, with respect to all but not less than all of the Equipment on the terms and conditions of this Lease, for two (2) additional terms of seven (7) years each (each called an "Option Term"), which Option Term shall commence at 12:01 a.m. on the day after the last day of the term or Option Term, as applicable (the "Term Termination Date") and terminating seven (7) years after the date thereof.

         All terms, provisions and conditions of this Lease shall remain in full force and effect during the Option Terms. It is expressly understood and agreed that in order for Lessee to exercise the Renewal Option, Lessee must notify Lessor in writing at least three (3) months prior to the Term Termination Date any applicable term of its election to exercise the Renewal Option.

         Notwithstanding anything to the contrary contained in this Lease, in the event Lessee exercises its option to renew this Lease, the Base Rent for any such Option Term shall be as agreed upon by the Lessor and Lessee.

         15. OPTION TO PURCHASE. Provided Lessee is not in default hereunder, Lessor does hereby give and grant to Lessee the right and option to purchase the Original Equipment during the last six (6) months of the Term of this Lease or at any time during a Renewal Term thereof (the "Purchase Option"). In the event Lessee elects to exercise its Purchase Option, Lessee shall give written notice to Lessor (the "Purchase Notice") of such exercise at least six (6) months prior to the end of the Term, or at anytime during the Renewal Term, and shall state in the Purchase Notice an estimated date for completing the acquisition of the Equipment (the "Closing Date") which will be on the last day of the original Term if Lessee exercises its option to purchase during the original term of this Lease. In the event Lessee exercises its purchase option during a Renewal Term, the Closing Date shall be set for a date which is no later than 180 days from the date of the Purchase Notice. Upon the Closing Date Lessor and Lessee shall execute a bill of sale for the Equipment reasonably acceptable to Lessor and Lessee. During the thirty (30) day period after Lessee provides Lessor with its Purchase Notice Lessor and Lessee shall determine the Purchase Price of the Equipment as follows:

                    (i) the cost of the Original Equipment shall be the value to be determined by an appraiser of Lessee's choice which shall not be less than 10 percent of the Net Book Value (as defined in Schedule 1) as of the date of this Lease; and

                   (ii) the cost of the After Acquired Equipment shall be the value to be determined by an appraiser mutually acceptable to Lessor and Lessee but in no event shall be less than 10 percent of the Net Book Value (as defined in Schedule 1) as of the date of the Property Schedule pursuant to which such After Acquired Equipment is added to this Lease.

Notwithstanding anything to the contrary contained in this Lease, in the event Lessor exercises any right to terminate this Lease which right is not as a result of Lessee's default, Lessor agrees that Lessee may void said termination by exercising this option to purchase Equipment. In the event Lessee chooses to void said termination in connection with this
Section 15, Lessor and Lessee hereby agree to negotiate, in good faith, an acceptable purchase price for the Equipment. In the event Lessor and Lessee are unable to arrive at an acceptable purchase price within 30 days after Lessor's notice of termination; Lessor and Lessee agree that they shall use the procedure set forth in Schedule 4, Article 2(A) of that Real Estate Lease by and between Lessor and Lessee dated May 26, 1994 for certain property located in Durant, Oklahoma to resolve such dispute.

         16. GENERAL INDEMNITY. Except as set forth in the Asset Purchase Agreement Lessee assumes and agrees to indemnify, defend, and keep harmless Lessor, its agents and employees, from and against any and all losses, damages, injuries, claims, demands, and expenses, including legal expenses (other than such as may directly and proximately result from the gross negligence or willful misconduct of Lessor, its agents or employees) arising on account of the ordering, acquisition, delivery, installation, or rejection of the Equipment, the possession, maintenance, use, condition (including without limitation, latent and other defects and whether or not discoverable by Lessor or Lessee, any claim in tort for strict liability, and any claim for patent, trademark, or copyright infringement), or operation of any item of the Equipment, and by whomsoever used or operated, during the term of this Lease with respect to that item of the Equipment, the loss, damage, destruction, removal, return, surrender, sale, or other disposition of the Equipment, or any item thereof. Lessor shall give Lessee prompt notice of any claim or liability hereby indemnified against. Lessee shall be entitled to control the defense thereof, as long as Lessee irrevocably acknowledges, in writing, complete responsibility for and agrees to indemnify Lessor with respect to such claim or liability and Lessee is not in Default hereunder; provided, however, that Lessor shall have the right to approve defense counsel selected by Lessee.

         17. TAX INDEMNITY. Lessor and Lessee agree that Lessor shall be treated for Federal income tax purposes as the owner of all equipment leased hereunder, and shall be entitled to all cost recovery deductions as provided for owners in the Internal Revenue Code of 1986 ("Recovery Deduction"). Lessee hereby represents and warrants that at no time during the term of this Lease with respect to any Equipment will the Lessee take or omit to take any action (whether or not such act or omission is otherwise permitted by the terms of this Lease) which will result in the disqualification of any Equipment for, or the recapture of, Recovery Deduction with respect to Lessor.

         18.1 DEFAULT. Each of the following shall constitute a "Default" by Lessee:

                  (a) The failure of Lessee to pay the Rent or any part thereof or other sum or charge when due and such failure continues without cure for a period of ten (10) days after notice of such failure has been sent to Lessee;

                  (b) The entry of a decree or order by a court having jurisdiction adjudging Lessee to be bankrupt or insolvent or approving as properly filed a petition seeking reorganization of Lessee or any Guarantor under the Federal Bankruptcy Laws, or any other similar applicable Federal or state law, or a decree or order of a court having jurisdiction for the appointment of a receiver, liquidator, trustee, or assignee in bankruptcy or insolvency of Lessee or any Guarantor or its or his property or for the winding up or liquidation of its or his affairs; or Lessee or any Guarantor shall institute proceedings to be adjudicated a voluntary bankrupt or shall consent to the filing of any bankruptcy, reorganization, receivership or other proceeding against Lessee or any Guarantor or any such proceedings shall be instituted against Lessee or any Guarantor and the same shall not be vacated within sixty (60) days after the same are commenced; or Lessee or any Guarantor shall make an assignment for the benefit of Lessee's or any Guarantor's creditors or admit in writing Lessee's or any Guarantor's inability to pay the debts of Lessee or any Guarantor generally as they may become due;

                  (c) The failure by Lessee to fulfill or perform, in whole or in part, any of its obligations or covenants under this Lease and such failure continues without cure for a period of twenty (20) days after notice of such failure has been sent to Lessee (except that Lessee shall not be deemed to be in default if Lessee shall in good faith commence to cure such breach or failure within said twenty (20) day period and shall diligently to proceed therewith to completion and in fact cures such breach or failure within 180 days after notice of such failure);

                  (d) Any other default contained in this Lease.

         18.2 REMEDIES ON DEFAULT. Upon a Default hereunder, Lessor may, at its option and at any time thereafter, do any one or more of the following, all of which are hereby authorized by Lessee:

                  (1) Sue for and recover all rent and other payments hereunder, then accrued or thereafter accruing, with respect to any or all of the Equipment reduced by any rent thereafter received for said Equipment.

                  (2) (A) Require Lessee to assemble any or all of the Equipment at the location to which the Equipment was delivered or the location to which such Equipment may have been moved by Lessee or such other location in reasonable proximity to either of the foregoing as Lessor shall designate; or to return promptly, at

Lessee's expense, any or all of the Equipment to Lessor at the location, in the condition, and otherwise in accordance with all of the terms of Section 13 hereof; or (B) take possession of and render unusable by Lessee any or all of the Equipment, wherever it may be located, without any court order or other process of law and without liability for any damages occasioned by such taking of possession (any such taking of possession shall constitute an automatic termination of this Lease as it applies to those items taken without further notice, and such taking of possession shall not prohibit Lessor from exercising its other remedies hereunder).

                  (3) (A) Sell or otherwise dispose of any or all of the Equipment, whether or not in Lessor's possession, in a commercially reasonable manner at public or private sale with notice to Lessee (the parties agreeing that ten (10) days' prior written notice shall constitute adequate notice of such sale), with the right of Lessor to purchase and apply the net proceeds of such disposition, after deducting all costs of possession, storage, refurbishing, advertising and brokers' fees, to the obligations of Lessee hereunder with Lessee remaining liable for any deficiency; or (B) retain any Equipment the possession of which is recovered by Lessor and credit the fair market value thereof to the obligations of Lessee hereunder with Lessee remaining liable for any deficiency and with Lessor having no obligation to reimburse Lessee on account of any excess of such fair market value over such obligations.

                  (4) Terminate this Lease as to any or all of the Equipment.

                  (5) Exercise any other right or remedy available to Lessor at law or in equity.

Unless otherwise provided above, a termination hereunder shall occur only upon written notice by Lessor to Lessee and only with respect to all Equipment.

         In addition, Lessee shall be liable for all reasonable legal fees and other expenses incurred by reason of any Default or the exercise of Lessor's remedies, including all costs and expenses incurred in connection with the return of any Equipment in accordance with the terms of Section 13 hereof or in placing such Equipment in the condition required by said Section. Unless the context expressly requires otherwise, no right or remedy referred to in this
Section is intended to be exclusive, but each shall be cumulative, and shall be in addition to any other remedy referred to above or otherwise available at law or in equity, and may be exercised concurrently or separately from time to time.

         The failure of Lessor to exercise the rights granted hereunder upon any Default of Lessee shall not constitute a waiver of any such right upon the continuation or reoccurrence of any such Default. In no event shall the execution of an Equipment Schedule constitute a waiver of Lessor of any pre-existing Default in the performance of the terms and conditions hereof.

         19. ASSIGNMENT BY LESSOR AND LESSEE. Lessee shall not voluntarily, by operation of law or otherwise, assign this Lease or sublease the Equipment or any part thereof, or mortgage, pledge, or hypothecate its interest in this Lease or in the Equipment, or grant any concession or license in the Equipment, without the prior express written permission of Lessor, which permission shall not be unreasonable withheld or delayed and any attempt to do any of the foregoing without said permission shall be void and of no effect.
If Lessee is not a public company that is registered on a national exchange or that is required to register its stock with the Securities and Exchange Commission under Section 12(g) of this Securities Exchange Act of 1934, then any change or transfer or series of changes or transfers aggregating more than forty percent (40%) in or of (a) the stock of Lessee, (b) the voting or other controlling rights of Lessee, or (c) the beneficial ownership of or interest in Lessee, shall be deemed an assignment for the purposes hereof and therefore shall be prohibited as provided hereinabove. Notwithstanding anything to the contrary contained in this Lease, Lessee may assign or sublet this Lease without the consent of Lessor to any person or entity directly or indirectly controlling, controlled by or under common control of Lessee by providing Lessor of Lessee's intention to so sublet or assign. Regardless of any such assignment or sublease, Lessee agrees that Lessee shall not be released from any liability hereunder.

         20. ASSIGNMENT WITHOUT CONSENT. If this Lease is assigned or if the Equipment is subleased without the permission of Lessor, then Lessor may nevertheless collect rent from the assignee or sublessee and apply the net amount collected to the Rent payable hereunder, but no such transaction or collection of Rent or application thereof by Lessor shall be deemed a waiver of any provision hereof or a release of Lessee from the performance of the obligations of Lessee hereunder. All subleases and assignments shall be subordinate and subject to the provisions of this Lease and shall automatically terminate upon the expiration or termination of this Lease or the termination of Lessee's right to possession hereunder.

         21. QUIET POSSESSION. Lessor represents and covenants to Lessee that Lessor has full authority to enter into this Lease, and that, conditioned upon Lessee not being in Default hereunder, as to claims of Lessor or persons claiming under Lessor, Lessee shall peaceably and quietly hold, possess, and use the Equipment during the term of its Lease subject to the terms and provisions hereof.

         22. LESSOR'S RIGHT TO PERFORM FOR LESSEE. Subject to the terms of the Asset Purchase Agreement, if Lessee fails to perform or comply with any of its obligations hereunder, Lessor shall have the right, but shall not be obligated, after providing Lessee with notice and an opportunity to cure as set forth in Sections 18.1(c) and 23 hereof, to effect such performance, and the amount of any out of pocket expenses and other reasonable expenses of Lessor incurred in connection with such performance, together with interest thereon at the rate of 14% per annum or the maximum lawful rate, whichever is less, shall be payable by Lessee upon demand.

         23. NOTICE. All notices, excluding billings and communications in the ordinary course of business, hereunder shall be in writing, sent by certified mail, addressed to the other at its respective address stated below the signature of such party or at such other address as such party shall form time to time designate in writing to the other party; and shall be effective from three (3) days following the date of mailing.

         24. ENTIRE AGREEMENT. This Lease, the Equipment Schedules and any Delivery and Acceptance Certificates executed by the parties, constitute the entire agreement between the parties with respect to the subject matter hereof and shall not be amended or altered in any manner except by a document in writing executed by both parties.

         25. SEVERABILITY. Any provision of this Lease which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         26. SURVIVAL OF REPRESENTATIONS, ETC. The representations, warranties, and covenants of Lessee herein shall be deemed to be continuing and to survive the execution and delivery hereof. Each execution by Lessee of an Equipment Schedule shall be deemed a reaffirmation and warranty that there shall have been no material adverse change in the business or financial condition of Lessee from the date of execution hereof. The obligations of Lessee under Sections 9, 13, 16, and 17 which accrue during the term of this Lease shall survive the termination of this Lease.

         27. CAPTIONS. The captions in this Lease are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         28. GOVERNING LAW. This Lease shall not be effective unless and until accepted by execution by an officer of Lessor. This Lease and the rights of the parties hereunder shall in all respects be governed by, and construed in accordance with, the laws of the State of Oklahoma, including all matters of construction, validity, and performance, regardless of the location of the Equipment. The parties agree that any action or proceeding arising out of or relating to this Lease may be commenced in any state or Federal court of competent jurisdiction in Oklahoma and each party agrees that a summons and complaint commencing an action or proceeding in any such court shall be properly served and shall confer personal jurisdiction if served personally or by certified mail to it at its address designated pursuant hereto, or as otherwise provided under the laws of such jurisdiction.

         29. CONFLICT WITH ASSET PURCHASE AGREEMENT. Notwithstanding anything to the contrary contained in this Lease, the Lessor and Lessee agree that in the event any provision of this Lease conflicts in any manner with the provisions of the Asset Purchase Agreement that the terms and conditions of the Asset Purchase Agreement shall govern and shall supersede those set forth in this Lease.

         30. SUBORDINATION TO MORTGAGE. Provided Lessor delivers to Lessee a non-disturbance agreement, which states in pertinent part that Lessee's tenancy shall not be disturbed and this Lease shall remain in full force and effect (subject to Lessor's rights under Sections 18.1 and 18.2 hereof), Lessee agrees that this Lease is subject and subordinate to any mortgage or deed of trust which may now or hereafter encumber the Premises and to all renewals, modifications, consolidations, replacements and extensions thereof. This clause shall be self-operative and no further instrument of subordination need be required by any mortgagee. In confirmation of such subordination, however, Lessee shall, at Lessor's request, execute promptly any appropriate certificate or instrument that Lessor may request. Lessee hereby makes, constitutes and appoints Lessor as Lessee's agent and attorney-in-fact to execute any such certificate or instrument for and on behalf of Lessee, which power is coupled with an interest in favor of Lessor; provided, however, such appointment by Lessee shall only be exercised by Lessor in the event Lessee fails to execute such certificate or instrument within seven (7) days after request therefor by Lessor. In the event of the enforcement by the trustee or the beneficiary under any such mortgage or deed of trust of the remedies provided for by law or by such mortgage or deed of trust, Lessee will, upon request of any person or party succeeding to the interest of Lessor as a result of such enforcement, automatically attorn to and become the Lessee of such successor in interest without change in the terms or other provisions of this Lease. Upon request by any such successor in interest, Lessee shall execute and deliver an instrument or instruments confirming the attornment provided for herein.

         31. LESSOR'S RIGHT OF TERMINATION. Lessor and Lessee agree that in the event Sellers, as defined in the Asset Purchase Agreement, exercise their rights under Section 8.3.7 of the Asset Purchase Agreement in the manner permitted by that section, Lessor may, in its sole discretion, terminate this Lease upon thirty (30) days advance written notice and, in such event, Lessee's right under
Section 15 hereof shall not be applicable to such termination by Lessor.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above written.

                                        LESSEE:

                                        WASTE-QUIP MANUFACTURING COMPANY


                                        By: /s/ Charles W. Walton
                                          ----------------------------------
                                        Title: Chairman
                                              ------------------------------


                                        LESSOR:

                                        MAY PROPERTIES, INC.


                                        By: /s/ Robert A. May
                                           ---------------------------------
                                        Title: President
                                              ------------------------------

                       DELIVERY AND ACCEPTANCE CERTIFICATE


TO:      LESSOR

RE:      MASTER EQUIPMENT LEASE DATED:  May 26, 1994
         Equipment Schedule # 1

----------------------------------------------------------------------------



                  The undersigned represents and warrants that the equipment described in Equipment Schedule # 1 which has been made a part of the Master Equipment Lease between Lessor and Lessee, dated May 26, 1994, has been delivered to and accepted by Lessee and any installation or other work to be performed by Lessor, if any, necessary prior to our use of the equipment has been completed in a satisfactory manner.

The undersigned affirms that except as provided in the Asset Purchase Agreement, LESSOR HAS MADE NO WARRANTIES OR REPRESENTATIONS, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING BUT NOT LIMITED TO, THE CONDITION OR QUALITY OF THE EQUIPMENT, ITS YEAR OF MANUFACTURE, ITS MERCHANTABILITY, OR ITS FITNESS FOR ANY PARTICULAR PURPOSE. Without prejudice to any rights we may have against the manufacturer or supplier, we accept the original Equipment AS IS, WHERE IS, with respect to our agreement with Lessor. We acknowledge that Lessor has selected the manufacturer and supplier of the Original Equipment but has no responsibility for the performance of the Original Equipment. We agree that all claims, defenses, and setoffs shall be settled directly with the supplier or manufacturer without affecting our obligations to Lessor.

The undersigned certifies the equipment is now located at Durant, Oklahoma.


DO NOT SIGN THIS CERTIFICATE UNTIL THE EQUIPMENT HAS ACTUALLY BEEN
RECEIVED AND ACCEPTED.   LESSOR MAY RELY ON THIS CERTIFICATE IN
ADVANCING FUNDS.


Date: May 26, 1994                    WASTE-QUIP MANUFACTURING COMPANY


                                      By: /s/ Charles W. Walton
                                         -------------------------------

                                      Title: Chairman
                                            ----------------------------

                              PROPERTY SCHEDULE # 1
                            (including payment terms)


         This Property Schedule is part of the Master Equipment Lease dated May 26, 1994, between MAY PROPERTIES, INC., as Lessor, and WASTE-QUIP MANUFACTURING COMPANY, as Lessee.

A.       PROPERTY LOCATION:                 101 Waldron Drive
                                            Durant, Oklahoma 74702

B. BASE RENT: Initial installment shall be due on the 1st day of a calendar month day following Lessee's occupancy of the Premises. The initial installment shall be $10,416.00, and thereafter, on the first of each month, a monthly installment of $10,416.00 shall be due.

C. LEASE TERM OR TERM: The term of the Lease shall commence on May 26, 1994, and terminate on May 25, 2001.

D.       EQUIPMENT DESCRIPTION:  SEE SCHEDULE 1.1

E. RENT BASE RATE: 2% of the "Net Book Value," (as such term is defined in the Asset Purchase Agreement), of the Premises.

F.       Net Book Value of Original Equipment $520,781.00.






Lessee:                                             Lessor:
WASTE-QUIP MANUFACTURING COMPANY                    MAY PROPERTIES, INC.


By: /s/ Charles W. Walton                           By: /s/ Robert A. May
   ---------------------------                         ------------------------
      Chairman                                      Robert A. May, President


Date: May 26, 1994                                  Date: May 26, 1994
     ------------------------                            ----------------------